UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2016

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Blvd., Houston, Texas 77042
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (855) 283-9237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 4, 2016, we entered into a Contribution, Conveyance and Assumption Agreement (CCAA) with Phillips 66 Partners GP LLC (our General Partner), Phillips 66 Company, and Phillips 66 Project Development Inc. (P66 PDI), each a wholly owned subsidiary of Phillips 66. Pursuant to the CCAA, we agreed to acquire from P66 PDI, through a series of intercompany contributions, the remaining 75 percent interest in Phillips 66 Sweeny Frac LLC and 100 percent of the Standish Pipeline (the Subsequent Fractionator Acquisition).

On February 17, 2016, we entered into a CCAA with our General Partner, Phillips 66 Company and P66 PDI to acquire from P66 PDI, through a series of intercompany contributions, a 25 percent controlling interest in Phillips 66 Sweeny Frac LLC (the Initial Fractionator Acquisition).

Through the Initial Fractionator Acquisition and Subsequent Fractionator Acquisition (collectively, the Acquisitions), we acquired the following assets (the Acquired Assets):

•
Sweeny NGL Fractionator. The newly constructed natural gas liquids (NGL) fractionator is located within Phillips 66's Sweeny refinery complex in Old Ocean, Texas, and has a processing capacity of 100,000 barrels per day. The NGL fractionator uses distillation to process a raw (Y-grade) NGL stream into its individual purity components, such as propane and butane.

•
Clemens Caverns. The newly constructed underground salt dome NGL storage facility located near Brazoria, Texas. The Clemens Caverns facilitate handling of Y-grade NGL for input into the Sweeny NGL Fractionator, as well as storage of purity NGL products produced by the fractionator.

•	Standish Pipeline. This 92-mile refined petroleum product pipeline extends from Phillips 66’s refinery in Ponca City, Oklahoma, to our terminal in Wichita, Kansas.

The Initial Fractionator Acquisition closed on March 1, 2016, and the Subsequent Fractionator Acquisition closed on May 10, 2016.
The Acquisitions were transfers of businesses between entities under common control, which require them to be accounted for as if the transfers had occurred at the beginning of the period of transfer, with financial statements for prior periods retrospectively adjusted to furnish comparative information. On May 3, 2016, we filed a Current Report on Form 8-K (the Initial Form 8-K) to provide financial statements and related notes with retrospective adjustments to include the results of operations and financial position of the assets acquired in the Initial Fractionator Acquisition for all periods presented in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 12, 2016. This Current Report on Form 8-K further adjusts our results of operations and financial condition to give retrospective adjustment to the Subsequent Fractionator Acquisition.

Included herein as Exhibit 99.3 are the audited consolidated financial statements of the Partnership as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015. These audited consolidated financial statements give retrospective effect to the Subsequent Fractionator Acquisition, and update the Initial Form 8-K. Included herein as Exhibit 99.1 is Selected Financial Data, which is derived from the audited consolidated financial statements, and updates Exhibit 99.1 in the Initial Form 8-K. Included herein as Exhibit 99.2 is Management's Discussion and Analysis of Financial Condition and Results of Operations and Quantitative and Qualitative Disclosure about Market Risk, which updates Exhibit 99.2 in the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.		Description

23.1	—	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	—	Consent of Deloitte & Touche LLP, independent registered pubic accounting firm of DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	—	Selected Financial Data.

99.2	—	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	—	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

99.4	—	Selected Quarterly Financial Data (Unaudited)

101.INS	—	XBRL Instance Document.

101.SCH	—	XBRL Schema Document.

101.CAL	—	XBRL Calculation Linkbase Document.

101.LAB	—	XBRL Labels Linkbase Document.

101.PRE	—	XBRL Presentation Linkbase Document.

101.DEF	—	XBRL Definition Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHILLIPS 66 PARTNERS LP

By: Phillips 66 Partners GP LLC, its general partner

/s/ Chukwuemeka A. Oyolu
Chukwuemeka A. Oyolu Vice President and Controller (Chief Accounting and Duly Authorized Officer)

August 1, 2016

INDEX TO EXHIBITS

Exhibit
No.	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

23.2	Consent of Deloitte & Touche LLP, independent registered public accounting firm of DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

99.1	Selected Financial Data.

99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Audited Consolidated Financial Statements of Phillips 66 Partners LP.

99.4	Selected Quarterly Financial Data (Unaudited).

101.INS	XBRL Instance Document.

101.SCH	XBRL Schema Document.

101.CAL	XBRL Calculation Linkbase Document.

101.LAB	XBRL Labels Linkbase Document.

101.PRE	XBRL Presentation Linkbase Document.

101.DEF	XBRL Definition Linkbase Document.

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